                                                                  EXECUTION COPY


                    SUBSIDIARIES PLEDGE AGREEMENT SUPPLEMENT


            SUBSIDIARIES PLEDGE AGREEMENT Supplement, dated as of August 22, 2001 (this "Supplement"), made by BENGAL ACQUISITION CORP., a Delaware corporation, O'GARA-HESS & EISENHARDT ARMORING COMPANY, a Delaware corporation, O'GARA SECURITY ASSOCIATES, INC., an Ohio corporation, INTERNATIONAL TRAINING, INC., a Virginia corporation, BREAK-FREE ARMOR CORP., a Delaware corporation, MONADNOCK LIFETIME PRODUCTS, INC., a Delaware corporation, ARMOR HOLDINGS GP, LLC, a Delaware limited liability company, ARMOR HOLDINGS PROPERTIES, INC., a Delaware corporation, NAP PROPERTY MANAGERS, LLC, a California limited liability company, and ARMOR HOLDINGS LP, LLC, a Delaware limited liability company (each an "Additional Pledgor", collectively the "Additional Pledgors"), in favor of BANK OF AMERICA, N.A., a national banking association, as agent (in such capacity, the "Administrative Agent") for the Lenders (the "Lenders") and Bank of America, N.A., as issuer of the Letters of Credit (as defined in the Credit Agreement referenced below) (in such capacity, the "Issuing Lender") pursuant to the Amended and Restated Credit Agreement, dated as of August 22, 2001 (as further amended, supplemented or otherwise modified as of the date hereof, the "Credit Agreement"), among Armor Holdings, Inc. (the "Borrower"), the Lenders, the Administrative Agent, Banc of America Securities LLC, as sole lead arranger and book manager, First Union National Bank, as documentation agent, and SunTrust Bank, as co-agent. All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

                                    RECITALS

            WHEREAS, in connection with the Credit Agreement, certain Domestic Subsidiaries of the Borrower (other than the Additional Pledgor) (collectively the "Pledgors" and each a "Pledgor") have entered into the Subsidiaries Pledge Agreement, dated as of May 4, 1999, in favor of Canadian Imperial Bank of Commerce, the original administrative agent (the "Original Administrative Agent"), for the ratable benefit of the Lenders and the Issuing Lender (as amended, supplemented or otherwise modified as of the date hereof, the "Subsidiaries Pledge Agreement");


            WHEREAS, pursuant to the Credit Agreement, each Lender and the Borrower have acknowledged and agreed that Bank of America, N.A. as Administrative Agent has succeeded to all of the rights, powers and duties of the Original Administrative Agent under the Subsidiaries Pledge Agreement and the other Loan Documents;


            WHEREAS, Section 9.9 of the Credit Agreement requires that should the Borrower at any time acquire or form any Subsidiary which owns any Capital Stock of another Subsidiary of the Borrower, such Subsidiary shall become party to the Subsidiaries Pledge Agreement;

            WHEREAS, each Additional Pledgor has agreed to execute and deliver this Supplement in order to become a party to the Subsidiaries Pledge Agreement.



            NOW, THEREFORE, IT IS AGREED:

            1. Pledge. Each Additional Pledgor hereby delivers to the Administrative Agent for the ratable benefit of the Lenders and the Issuing Lender, (a) all of the Capital Stock of O'GARA-HESS & EISENHARDT ARMORING COMPANY, a Delaware corporation, THE O'GARA COMPANY, an Ohio corporation, O'GARA SECURITY ASSOCIATES, INC., a Delaware corporation, INTERNATIONAL TRAINING, INC., a Virginia corporation, ITI LIMITED PARTNERSHIP, a Texas limited partnership, BREAK-FREE INC., a Delaware corporation, CASCO INTERNATIONAL, INC., a New Hampshire corporation, MONADNOCK LIFETIME PRODUCTS, INC., a New Hampshire corporation, MONADNOCK POLICE TRAINING COUNCIL, INC., a New Hampshire corporation, NAP PROPERTIES LTD., a California limited partnership, and NAP PROPERTY MANAGERS, LLC, a California limited liability company, and (b) 65% of the voting Capital Stock and 100% of the nonvoting Capital Stock of O'GARA-HESS & EISENHARDT DO BRASIL LTDA, a Brazilian corporation, O'GARA FRANCE S.A., a French corporation, O'GARA-HESS & EISENHARDT, S.R.L., an Italian corporation, O'GARA HESS & EISENHARDT DE COLOMBIA S.A., a Colombian company, THE O'GARA COMPANY DE MEXICO, S.A. DE C.V., a Mexican corporation, ORIENTACION PROFESIONAL Y ADMINISTRATIVA, S.A. de C.V., a Mexican corporation, and ARMOR GROUP LIMITED PARTNERSHIP, a Scottish limited partnership (each of the entities listed in clause (a) or (b) of this Section 1, a "New Issuer", collectively the "New Issuers"), in each case listed in Schedule I hereto, together with all stock certificates, options, or rights of any nature whatsoever which may be issued or granted by the New Issuers in respect of such Capital Stock while the Supplement, as supplemented hereby, is in force (the "Additional Pledged Stock") and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders and the Issuing Lender a first security interest in the Additional Pledged Stock and all Proceeds thereof. From and after the date of this Supplement, as used in the Subsidiaries Pledge Agreement as supplemented by this Supplement and for all purposes of the Subsidiaries Pledge Agreement as so supplemented, "Pledged Stock" shall be deemed to include the Additional Pledged Stock and "Issuers" shall be deemed to include the New Issuers.

            2. Subsidiaries Pledge Agreement. By executing and delivering this Supplement, each Additional Pledgor, as provided in Section 21 of the Subsidiaries Pledge Agreement, hereby becomes a party to the Subsidiaries Pledge Agreement as a Pledgor thereunder with the same force and effect as if originally named therein as a Pledgor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Pledgor thereunder. Each Additional Pledgor hereby represents and warrants that each of the representations and warranties contained in the Subsidiaries Pledge Agreement is true and correct on and as of the date hereof (after giving effect to this Supplement) as if made on and as of such date. Each Additional Pledgor hereby acknowledges and agrees that Bank of America, N.A. has succeed to all of the rights, powers and duties of the Original Administrative Agent under the Subsidiaries Pledge Agreement and the other Loan Documents. Each Additional Pledgor further represents and warrants that each of its Pledged Stock listed on
Schedule I constitute all the issued and outstanding Capital Stock of the Issuers constituting

Domestic Subsidiaries of the Borrower and 65% of the voting Capital Stock and 100% of the nonvoting Capital Stock, if any, of the Issuers constituting Foreign Subsidiaries of the Borrower and are represented by the certificates listed thereon;

            3. Supplement to the Subsidiaries Pledge Agreement. This Supplement is supplemental to the Subsidiaries Pledge Agreement, forms a part thereof and is subject to the terms thereof. From and after the date of this Supplement,
Schedule I to the Subsidiaries Pledge Agreement shall be deemed to include the Pledged Stock listed on Schedule I to this Supplement.

            4. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            (SIGNATURE PAGES FOLLOW)

            IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered as of the date first above written.


                                  BANK OF AMERICA, N.A., as Administrative
                                    Agent



                                  By:____________________________________
                                      Name:  Brian K. Keeney
                                      Title:    Vice President


                                  BENGAL ACQUISITION CORP.



                                  By:____________________________________
                                      Name:  Robert R. Schiller
                                      Title:    Vice President


                                  O'GARA SECURITY ASSOCIATES, INC.



                                  By:____________________________________
                                      Name: Robert R. Schiller
                                      Title:  Vice President and Treasurer

                               O'GARA-HESS & EISENHARDT ARMORING COMPANY



                               By:____________________________________
                                   Name:  Robert R. Schiller
                                   Title:    Vice President and Secretary

                               INTERNATIONAL TRAINING, INC


                               By:____________________________________
                                   Name:  Robert R. Schiller
                                   Title:    Secretary and Treasurer


                               BREAK-FREE ARMOR CORP.


                               By:____________________________________
                                   Name:  Todd Smith
                                   Title:    Secretary


                               MONADNOCK LIFETIME PRODUCTS, INC., a Delaware
                                   corporation


                               By:____________________________________
                                   Name:  Todd Smith
                                   Title:    Secretary


                               ARMOR HOLDINGS GP, LLC, a Delaware
                                   limited liability company


                               By:___________________________________
                                   Name:  Robert R. Schiller
                                   Title:    Vice President


                               ARMOR HOLDINGS PROPERTIES, INC., a Delaware
                                   corporation


                               By:___________________________________
                                   Name:  Robert R. Schiller
                                   Title:    Vice President

                                     NAP PROPERTY MANAGERS, LLC
                                     By:  ARMOR HOLDINGS PROPERTIES,
                                        INC., Managing Member


                                     By:___________________________________
                                         Name:  Robert R. Schiller
                                         Title:     Vice President


                                     ARMOR HOLDINGS LP, LLC


                                     By:___________________________________
                                         Name:  Robert R. Schiller
                                         Title:     Vice President

                                                                   SCHEDULE I to
                                        Subsidiaries Pledge Agreement Supplement

                          DESCRIPTION OF PLEDGED STOCK

Name of                              Name                           Capital Stock Issued        No. of Capital          Capital
Pledgor                              of Issuer                      and Outstanding             Stock Pledged          Stock No.

Bengal Acquisition Corp.            O'Gara-Hess & Eisenhardt        13,517 Shares Issued and    13,517 Shares           23, 24, 25,
                                    Armoring Company                Outstanding                                         26, 27 30,
                                                                                                                        31

Bengal Acquisition Corp.            The O'Gara Company              100 Shares  Issued and      100 Shares              1
                                                                    Outstanding

Bengal Acquisition Corp.            O'Gara Security Associates,     100 Shares Issued and       100 Shares              1
                                    Inc.                            Outstanding

O'Gara Security Associates, Inc.    International Training Inc.     100 Shares Issued and       100 Shares              15
                                                                    Outstanding

O'Gara-Hess & Eisenhardt Armoring   O'Gara-Hess & Eisenhardt do     100,000 Shares Issued and   65,000 Shares           N/A
Company                             Brasil LTDA                     Outstanding

O'Gara-Hess & Eisenhardt Armoring   O'Gara France S.A.              2,500 Shares Issued and     1,625 Shares            N/A
Company                                                             Outstanding


O'Gara-Hess & Eisenhardt Armoring   O'Gara-Hess & Eisenhardt,       20,000,000 Shares Issued    11,700,000 Shares       N/A
Company                             S.R.L.                          and Outstanding

O'Gara-Hess & Eisenhardt Armoring   O'Gara Hess & Eisenhardt        3,610,568 Shares Issued     2,282,795 Shares        N/A
Company                             de Colombia, S.A.               and Outstanding

O'Gara-Hess & Eisenhardt Armoring   The O'Gara Company de           500 Shares Issued and       325 Shares              N/A
Company                             Mexico, S.A. de C.V.            Outstanding


O'Gara-Hess & Eisenhardt Armoring   Orientacion Profesional y       500 Shares issued and       325 Shares              N/A
Company                             Administrativa, S.A. de C.V.    Outstanding

International Training, Inc.        ITI Limited Partnership         N/A                         1% of Partnership       N/A
                                                                                                Interests

O'Gara Security Associates, Inc.    ITI Limited Partnership         N/A                         99% of Partnership      N/A
                                                                                                Interests

Break-Free Armor Corp.              Break-Free Inc.                 8,082 Shares Issued and     8,082 Shares            11
                                                                    Outstanding


Monadnock Lifetime Products, Inc.   Casco International, Inc.       100 Shares Issued and       100 Shares              4
(DE)                                                                Outstanding

Monadnock Lifetime Products, Inc.   Monadnock Lifetime Products,    100 Shares Issued and       100 shares              2
(DE)                                Inc. (NH)                       Outstanding

Monadnock Lifetime Products, Inc.   Monadnock Police Training       100 Shares Issued and       100 Shares              2
(DE)                                Council, Inc.                   Outstanding

Armor Holdings GP, LLC              Armor Group Limited             N/A                         65% of its              N/A
                                    Partnership                                                 Partnership
                                                                                                Interest in Armor
                                                                                                Group Limited
                                                                                                Partnership

Armor Holdings LP, LLC              Armor Group Limited             N/A                         65% of its              N/A
                                    Partnership                                                 Partnership
                                                                                                Interest in Armor
                                                                                                Group Limited
                                                                                                Partnership

Armor Holdings Properties, Inc.     NAP Properties, Ltd.            N/A                         8% of Partnership       N/A
                                                                                                Interests

NAP Property Managers, LLC          NAP Properties, Ltd.            N/A                         92% of Partnership      N/A
                                                                                                Interests


Armor Holdings Properties, Inc.     NAP Property Managers, LLC.     N/A                         100% of Membership      N/A
                                                                                                Interests


                                                           ANNEX I to Supplement

                           ACKNOWLEDGMENT AND CONSENT

            The undersigned, the New Issuer referred to in the foregoing Supplement to Subsidiaries Pledge Agreement, hereby acknowledges receipt of a copy thereof and of the Subsidiaries Pledge Agreement referred to therein and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The undersigned agrees to notify the Administrative Agent promptly in writing of the occurrence of any of the events described in
Section 5(a) of the Subsidiaries Pledge Agreement. The undersigned further agrees that the terms of Section 9 of the Subsidiaries Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Subsidiaries Pledge Agreement.


                                     O'GARA-HESS & EISENHARDT
                                        ARMORING COMPANY



                                     By:____________________________________
                                         Name:  Robert R. Schiller
                                         Title: Vice President and Secretary


                                     THE O'GARA COMPANY



                                     By:____________________________________
                                         Name:  Robert R. Schiller
                                         Title: Vice President and Secretary


                                     O'GARA SECURITY ASSOCIATES, INC.



                                     By:____________________________________
                                         Name:  Robert R. Schiller
                                         Title: Vice President and Treasurer

                                     INTERNATIONAL TRAINING, INCORPORATED



                                     By:____________________________________
                                         Name:  Robert R. Schiller
                                         Title: Secretary and Treasurer


                                     ITI LIMITED PARTNERSHIP



                                     By:____________________________________
                                         Name:  Robert R. Schiller
                                         Title: Secretary and Treasurer


                                     O'GARA-HESS & EISENHARDT DO BRASIL LTDA



                                     By:____________________________________
                                         Name:  Ronaldo Martins
                                         Title: Legal Representative


                                     O'GARA FRANCE S.A.



                                     By:____________________________________
                                         Name:  Olivier Robing
                                         Title: Director General &
                                                General Manager


                                     O'GARA-HESS & EISENHARDT, S.R.L.



                                     By:____________________________________
                                         Name:  Richard Currotto
                                         Title: President

                                     O'GARA HESS & EISENHARDT DE COLOMBIA S.A.



                                     By:____________________________________
                                         Name:  Ricardo Moreno
                                         Title: General Manager


                                     THE O'GARA COMPANY DE MEXICO, SA DE CV



                                     By:____________________________________
                                         Name:  Robert R. Schiller
                                         Title: Secretary


                                     BREAK-FREE INC.



                                     By_______________________
                                         Name:  Todd Smith
                                         Title: Secretary


                                     CASCO INTERNATIONAL, INC.



                                     By_______________________
                                         Name:  Todd Smith
                                         Title: Secretary


                                     MONADNOCK LIFETIME PRODUCTS,
                                         INC., a New Hampshire corporation



                                     By_______________________
                                         Name:  Todd Smith
                                         Title: Secretary

                                     MONADNOCK POLICE TRAINING COUNCIL, INC.



                                     By_______________________
                                         Name:  Todd Smith
                                         Title: Secretary


                                     ARMOR GROUP LIMITED PARTNERSHIP
                                     By:  ARMOR HOLDINGS GP, LLC, General
                                          Partner

                                     By_______________________
                                         Name:  Robert R. Schiller
                                         Title: Vice President


                                     NAP PROPERTY MANAGERS, LLC
                                     By:  ARMOR HOLDINGS PROPERTIES,
                                          INC., Managing Member

                                     By________________________
                                         Name:  Robert R. Schiller
                                         Title: Vice President


                                     NAP PROPERTIES, LTD.
                                     By:  NAP PROPERTY MANAGERS, LLC,
                                         General Partner
                                     By:  ARMOR HOLDINGS PROPERTIES,
                                          INC., Managing Member

                                     By________________________
                                         Name:  Robert R. Schiller
                                         Title: Vice President


                                     ORIENTACION PROFESIONAL Y
                                         ADMINISTRATIVA, S.A. DE C.V.

                                     By________________________
                                         Name:  Robert R. Schiller
                                         Title: Treasurer